UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in Item 5.07 of this Current Report on Form 8-K and in Repligen Corporation’s (the “Company”) proxy statement filed with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act, as amended, on April 11, 2023 (the “Proxy Statement”), on May 18, 2023, the Company’s shareholders voted at the Company’s 2023 annual meeting of shareholders (the “Annual Meeting”) to, among other things, approve an amendment (the “Charter Amendment”) to the Company’s Certificate of Incorporation to permit the Board of Directors of the Company (the “Board”) to adopt, amend or repeal the Company’s By-laws.

The foregoing summary of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 18, 2023. Proxies were solicited pursuant to the Proxy Statement. The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 55,644,246. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 52,601,423, representing 94.53% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s shareholders at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders were asked:

i.	to elect the eight (8) directors identified in the Proxy Statement;

ii.	to consider and ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

iii.	to consider and act upon a non-binding, advisory vote to approve the compensation of the Company’s named executive officers;

iv.	to consider and act upon a non-binding, advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers;

v.	to approve the Charter Amendment; and

vi.	to approve the ratification of the amendment and restatement of the By-laws adopted by the Board on January 27, 2021 to implement shareholder proxy access.

The voting results reported below are final.

Proposal 1 - Election of the Board of Directors

Nicolas M. Barthelemy, Karen A. Dawes, Carrie Eglinton Manner, Tony J. Hunt, Rohin Mhatre, Ph.D., Glenn P. Muir, Konstantin Konstantinov, Ph.D. and Martin Madaus, D.V.M., Ph.D. were duly elected to the Board. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Nicolas M. Barthelemy	46,619,756	2,954,456	37,128	2,990,083
Karen A. Dawes	44,258,984	5,315,967	36,389	2,990,083
Carrie Eglinton Manner	49,411,646	163,031	36,663	2,990,083
Tony J. Hunt	49,421,145	153,400	36,795	2,990,083
Rohin Mhatre, Ph.D.	48,929,182	641,737	40,421	2,990,083
Glenn P. Muir	48,828,381	745,628	37,331	2,990,083
Konstantin Konstantinov, Ph.D.	47,615,575	1,958,323	37,442	2,990,083
Martin Madaus, D.V.M., Ph.D.	48,627,119	946,461	37,760	2,990,083

Proposal 2 - Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	51,821,932	754,809	24,682	0

Proposal 3 - Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	48,195,853	1,375,453	40,034	2,990,083

Proposal 4 – Advisory Vote on Frequency of Future Advisory Votes on the Compensation of Named Executive Officers

The frequency of future advisory votes on the compensation of the Company’s named executive officers was approved on advisory basis. The results of the vote were as follows:

	1 Year	2 Years	3 Years	ABSTAIN	BROKER NON-VOTES
NUMBER	49,248,032	32,822	287,871	42,615	2,990,083

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of 1 year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Board considered the voting results with respect to the frequency proposal and other factors, and the Board currently intends for the Company to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of holding the non-binding, advisory vote on the compensation of the Company’s named executive officers.

Proposal 5 - Approve the Charter Amendment

The amendment to the Company’s Certificate of Incorporation to permit the Board to adopt, amend or repeal the By-laws was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	42,247,296	6,615,716	748,328	2,990,083

Proposal 6 – Approve the Ratification of the Amendment and Restatement of the By-laws

The ratification of the amendment and restatement of the By-laws adopted by the Board on January 27, 2021 to implement shareholder proxy access was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	49,551,765	19,487	40,088	2,990,083

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Repligen Corporation.

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: May 22, 2023	By:	/s/ Tony J. Hunt
Tony J. Hunt

President and Chief Executive Officer